Exhibit 10.27
PREFERRED STOCK REDEMPTION AGREEMENT
     This PREFERRED STOCK REDEMPTION AGREEMENT (this “Agreement”) dated effective as of the 18th day of May, 2007, by and between Regions Bank, an Alabama state-chartered bank, on behalf of itself and as successor to Union Planters Bank, National Association, a bank chartered under the laws of the United States (the “Stockholder”), Trumpet Investors, L.P., a Delaware limited partnership (“Trumpet”), Trumpet SBIC Investors, L.P. (“Trumpet SBIC” and, with Trumpet, the “Clarion Investors”), and SOI Holdings, Inc., a Delaware corporation (the “Company”).
WITNESSETH
     WHEREAS, the Stockholder is the owner of 37,500 shares (the “Shares”) of the Company’s Series A Preferred Stock, par value $0.01 per share; and
     WHEREAS, the Shares are held subject to that certain Stockholders Agreement dated as of August 3,2005 (the “Stockholders Agreement”) by and among the Company, the Stockholder, the Clarion Investors and the other parties thereto; and
     WHEREAS, the Stockholder wishes to sell the Shares to the Company, and the Company wishes to redeem the Shares from the Stockholder and to pay to the Stockholder any accrued but unpaid dividends with respect to the Shares as of the date hereof, on and subject to the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, intending to be legally bound hereby, the parties agree as follows:
     1. Sale and Redemption of the Shares. The Stockholder hereby conveys assigns and transfers to the Company, and the Company hereby redeems from the Stockholder, all of the Stockholder’s right, title and interest in and to the Shares, including without limitation the right to receive with respect to the Shares any accrued but unpaid dividends with respect thereto. Upon the execution of this Agreement, and in consideration for the Shares, the Company has paid to the Stockholder an aggregate cash redemption price of $2,856,333.05 (the “Redemption Price). The Stockholder represents and warrants to the Company that, prior to its execution of this Agreement, it has concluded that the foregoing consideration represents fair and equitable payment for the Shares.
     2. Share Certificates. Upon payment of the Redemption Price, the Stockholder will deliver to the Company any and all share certificates representing the Shares, with accompanying stock powers executed in blank or other evidence of transfer reasonably satisfactory to the Company.
     3. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company that: (a) the Shares are being transferred to the Company free and clear of any third party claims or encumbrances of any kind; and (b) the Stockholder has the full right, power and authority to convey, assign and transfer the Shares as herein provided.
SOI_Regions Preferred Stock Redemption Agreement

     4. Waiver. The Clarion Investors hereby waive any and all rights under Article III of the Stockholders Agreement in connection with the sale of the Shares hereunder.
     5. Governing Law. THIS AGREEMENT AND ANY CLAIM OR CONTROVERSY HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR MATTERS DIRECTLY IN THE PURVIEW OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE “DGCL”), WHICH MATTERS SHALL BE GOVERNED BY THE DGCL.
     6. Submission to Jurisdiction: Waiver of Jury Trial. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN (A) THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK, NEW YORK OR (B) IN THE EVENT THAT SUCH COURT LACKS JURISDICTION TO HEAR THE CLAIM, IN THE FEDERAL OR STATE COURTS LOCATED IN WILMINGTON, DELAWARE (THE “CHOSEN COURT”‘) AND (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, AND (III) WAIVES ANY OBJECTION THAT ANY CHOSEN COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY HERETO, (IV) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A JURY TRIAL AND (V) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 11.4 OF THE STOCK PURCHASE AGREEMENT DATED AS OF JUNE 29, 2005 BY AND AMONG THE STOCKHOLDER, THE CLARION STOCKHOLDERS AND THE OTHER PARTIES THERETO, AS AMENDED.
     7. Survival. All representations, warranties, covenants and agreements of the parties hereto shall survive indefinitely the closing of the transactions contemplated hereby.
     8. Parties Bound. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.
     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same instrument. A facsimile copy of an executed original of this Agreement shall have the same force and effect as an executed original.
SOI_Regions Preferred Stock Redemption Agreement

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

REGIONS BANK
By:	/s/ Edmund Fay
Name:
Title:

SOI HOLDINGS, INC.
By:	/s/ Jonathan Haas
	Name:	Jonathan Haas
	Title:	VP & Treasurer

TRUMPET INVESTORS L.P.
By:	/s/ Marc A. Utay
	Name:	Marc A. Utay
	Title:	Managing Partner

TRUMPET SBIC INVESTORS LP.
By:	/s/ Marc A. Utay
	Name:	Marc A. Utay
	Title:	Managing Partner